Investment in associate	12 Months Ended
Dec. 31, 2024
Interests In Other Entities [Abstract]
Investment in associate	Investment in associate:
a) The Company has a 63.1% equity interest in Atlas Methanol Company Unlimited ("Atlas"). Atlas owns a 1.8 million tonne per year methanol production facility in Trinidad and Tobago. In mid-September the Atlas facility was idled, as its legacy 20-year natural gas supply agreement expired. The Company accounts for its interest in Atlas using the equity method. Summarized financial information of Atlas (100% basis) is as follows:

Consolidated statements of financial position as at	Dec 31 2024	Dec 31 2023
Cash and cash equivalents	$18,934	$126,392
Other current assets[1]	49,803	189,062
Non-current assets	145,298	149,354
Current liabilities[1]	(42,901)	(157,835)
Other long-term liabilities, including current maturities	(10,376)	(135,940)
Net assets at 100%	$160,758	$171,033
Net assets at 63.1%	$101,438	$107,921
Long-term receivable from Atlas[1]	—	76,328
Investment in associate	$101,438	$184,249

Consolidated statements of income for the years ended December 31	2024	2023
Revenue[1]	$344,892	$466,312
Cost of sales and depreciation and amortization	(254,047)	(289,705)
Gas contract settlement	—	75,000
Operating income	90,845	251,607
Finance costs, finance income and other expenses	(5,739)	(10,316)
Income tax expense (b)	(24,353)	(83,659)
Net earnings at 100%	$60,753	$157,632
Earnings of associate at 63.1%	$38,335	$99,466

Dividends received from associate	$32,181	$112,318
Share capital reduction	$12,643	$—
[1]     Includes related party transactions between Atlas and the Company (see note 23).
b) Atlas tax assessments:
The Board of Inland Revenue of Trinidad and Tobago ("the BIR") has audited and issued assessments against Atlas in respect of the 2005 to 2018 financial years. All subsequent tax years remain open to assessment. The assessments relate to the pricing arrangements of certain long-term fixed-price sales contracts that commenced in 2005 and continued with affiliates through 2014 and with an unrelated third party through 2019.
The long-term fixed-price sales contracts with affiliates were established as part of the formation of Atlas and management believes these were reflective of market considerations at that time.
During the periods under assessment and continuing through 2014, approximately 50% of Atlas-produced methanol was sold under these fixed-price contracts. From late 2014 through 2019 fixed-price sales to an unrelated third party represented approximately 10% of Atlas produced methanol. Atlas had partial relief from corporation income tax until late July 2014.
The Company believes it is impractical to disclose a reasonable estimate of the potential contingent liability due to the wide range of assumptions and interpretations implicit in the assessments.
The Company has lodged objections to the assessments. No deposits have been required to lodge objections. Based on the merits of the cases and advice from legal counsel, the Company believes its position should be sustained, that Atlas has filed its tax returns and paid applicable taxes in compliance with Trinidadian tax law, and as such has not accrued for any amounts relating to these assessments. Contingencies inherently involve the exercise of significant judgment, and as such the outcomes of these assessments and the financial impact to the Company could be material.
During the year, the Trinidad tax court issued a ruling in the Company's favour. At present the BIR is reviewing whether to proceed with an appeal and should it decide to proceed, the Company will continue to defend its position. The Company anticipates the resolution of this matter through the court systems to be lengthy and, at this time, cannot predict a date as to when this matter is expected to be ultimately resolved.